UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2016

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 4, 2016 (the “Distribution Date”), The Manitowoc Company, Inc. (“Manitowoc ParentCo”) completed the previously announced spin-off (the “Spin-Off”) of its wholly owned subsidiary, Manitowoc Foodservice, Inc. (“Manitowoc Foodservice”). On the Distribution Date, Manitowoc ParentCo distributed all of the shares of common stock of Manitowoc Foodservice, on a pro rata basis, to all of the Manitowoc ParentCo shareholders of record as of February 22, 2016 (the “Record Date”), with each such shareholder receiving one share of common stock of Manitowoc Foodservice for each share of Manitowoc ParentCo common stock held by such shareholder on the Record Date. Any fractional shares of Manitowoc Foodservice common stock otherwise issuable to Manitowoc ParentCo shareholders were aggregated into whole shares and sold on the open market, and such fractional shareholders will receive a pro rata share of the proceeds of such sale, after deducting any taxes required to be withheld and after deducting an amount equal to all brokerage fees and other costs attributed to such sale.

Item 9.01 Financial Statements and Exhibits

(a)		Not applicable.

(b)		Pro forma financial information.

In connection with the Spin-Off, Manitowoc ParentCo has prepared unaudited pro forma financial information for Manitowoc ParentCo, after giving effect to the Spin-Off and certain related transactions, for the fiscal years ended December 31, 2013, 2014 and 2015. As of the Distribution Date, Manitowoc ParentCo no longer beneficially owns any shares of Manitowoc Foodservice common stock and will no longer consolidate the financial results of Manitowoc Foodservice for the purpose of its own financial reporting. The unaudited pro forma financial information of Manitowoc ParentCo after giving effect to the Spin-Off and certain related transactions, and the notes thereto, are being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

(c)		Not applicable.

(d)	Exhibit
	99.1	Unaudited pro forma consolidated financial information of The Manitowoc Company, Inc. for the fiscal years ended December 31, 2013, 2014 and 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: March 10, 2016	/s/ Louis F. Raymond
Louis F. Raymond
Vice President, General Counsel and Secretary

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of March 4, 2016

Exhibit No.	Description	Furnished Herewith

99.1	Unaudited pro forma consolidated financial information of The Manitowoc Company, Inc. for the fiscal years ended December 31, 2013, 2014 and 2015.	X

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